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                                                                EXHIBIT 99.1

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                         COMPARATIVE FINANCIAL RESULTS
                    CONTINUING/DISCONTINUED OPERATIONS FORMAT
           (Unaudited - Dollars in millions except per share amounts)

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                                                        2001            2000            1999           1998             1997
                                                     ---------       ---------       ---------      ----------        --------
REVENUE
  Global Services                                      $34,956         $33,152         $32,172        $28,916          $25,166
         Gross profit margin                             27.5%           26.7%           27.6%          26.9%            26.6%
  Hardware                                              30,593          34,470          33,674         31,977           34,547
         Gross profit margin                             30.6%           29.8%           28.5%          31.8%            35.9%
  Software                                              12,939          12,598          12,662         11,863           11,164
         Gross profit margin                             82.5%           81.9%           82.3%          80.9%            75.1%
  Global Financing                                       3,426           3,465           3,137          2,877            2,806
         Gross profit margin                             50.6%           43.3%           41.9%          39.6%            38.8%
  Enterprise Investments/Other                           1,153           1,404           1,689          1,915            2,119
         Gross profit margin                             45.0%           46.8%           38.5%          34.0%            38.7%

TOTAL REVENUE                                           83,067          85,089          83,334         77,548           75,802

GROSS PROFIT                                            31,889          31,578          30,842         29,349           29,384
         Gross profit margin                             38.4%           37.1%           37.0%          37.8%            38.8%

EXPENSE AND OTHER INCOME
  S,G&A                                                 17,048          17,393          15,772         17,661           17,856
         Expense to revenue                              20.5%           20.4%           18.9%          22.8%            23.6%

  R,D&E                                                  4,986           5,084           5,219          4,969            4,825
         Expense to revenue                               6.0%            6.0%            6.3%           6.4%             6.4%

  Intellectual property and
         custom development income                      (1,476)         (1,664)         (1,391)          (974)            (895)
  Other (income) & expense                                (353)           (990)           (855)          (887)          (1,230)
  Interest expense                                         234             344             352            468              458
                                                      --------        --------       ---------        -------          --------
TOTAL EXPENSE AND OTHER INCOME                          20,439          20,167          19,097         21,237           21,014
          Expense to revenue                             24.6%           23.7%           22.9%           27.4%            27.7%

INCOME FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES                          11,450          11,411          11,745          8,112            8,370
  Pre-tax margin                                          13.8%           13.4%           14.1%          10.5%            11.0%

Provision for income taxes                               3,304           3,537           4,386          2,643            2,842
  Effective tax rate                                     28.9%           31.0%           37.3%          32.6%            34.0%

INCOME FROM CONTINUING
OPERATIONS                                               8,146           7,874           7,359          5,469            5,528
  Net margin                                              9.8%            9.3%            8.8%           7.1%             7.3%

DISCONTINUED OPERATIONS
  (LOSS)/INCOME FROM DISCONTINUED OPERATIONS              (423)            219             353            859              565
                                                      --------        --------       ---------        -------          --------
NET INCOME                                               7,723           8,093           7,712          6,328            6,093

Preferred stock dividends                                   10              20              20             20               20
                                                      --------        --------       ---------        -------          --------
NET INCOME APPLICABLE TO
  COMMON SHAREHOLDERS                                   $7,713          $8,073          $7,692         $6,308           $6,073
                                                      ========        ========       =========        =======           =======
EARNINGS/(LOSS) PER SHARE

COMMON STOCK FROM CONTINUING
OPERATIONS:
  -ASSUMING DILUTION                                    $4.59           $4.32           $3.93          $2.84            $2.72
  -BASIC                                                $4.69           $4.45           $4.06          $2.92            $2.80

COMMON STOCK FROM DISCONTINUED
OPERATIONS:
  -ASSUMING DILUTION                                   ($0.24)          $0.12           $0.19          $0.45            $0.28
  -BASIC                                               ($0.24)          $0.12           $0.20          $0.46            $0.29

COMMON STOCK FROM TOTAL
OPERATIONS:
  -ASSUMING DILUTION                                    $4.35           $4.44           $4.12          $3.29            $3.00
  -BASIC                                                $4.45           $4.58*          $4.25*         $3.38            $3.09

AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING (M's)
  DILUTED                                             1,771.2         1,812.1         1,871.1        1,920.1           2,021.9
  BASIC                                               1,733.3         1,763.0         1,808.5        1,869.0           1,966.6

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*   Does not total due to rounding.